Exhibit 99.1

Ulticom Announces Settlement with SEC

MT. LAUREL, NJ, Thursday, June 18, 2009 -- Ulticom, Inc. (the “Company”) (Pink Sheets: ULCM.PK) announced today a final settlement with the U.S. Securities and Exchange Commission (the “SEC”) regarding the previously disclosed investigation of the Company’s historical option grant and non-option grant accounting practices. The SEC filed a civil injunctive action against the Company (the “Complaint”) for violation of Section 17(a) of the Securities Act of 1933, Sections 13(a), 13(b)(2)(A) and (B) and 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rules 13a-1, 13a-11, 13a-13 and 14a-9 promulgated under the Exchange Act. These sections address the anti-fraud, periodic reporting, proxy solicitation, maintenance of books and records, and internal control provisions of the federal securities laws. Simultaneous with the filing of the Complaint, without admitting or denying the allegations therein, the Company consented to the issuance of a final judgment (the “Final Judgment”). No financial penalty, disgorgement or other monetary relief is ordered in the Final Judgment. The Final Judgment provides that the Company is permanently restrained and enjoined from any future violations of the securities laws addressed in the Complaint and further orders the Company to become current in its periodic reporting requirements under the Exchange Act by no later than November 9, 2009.

The Complaint arose from the Company’s historical option grant practices during the time period from April 2000 through April 2004 and non-option grant accounting practices during the time period from 1996 through mid-2001. As previously disclosed in the Company’s Current Report on Form 8-K filed on March 28, 2008, the Audit Committee of the Company’s Board of Directors completed its internal investigations into the above-mentioned practices and recommended certain remedial measures, which are being implemented or in the case of new option grant processes, will be implemented upon the resumption of option grants.

As has also been previously disclosed, the Company is in the process of preparing its financial statements, including the restatement of previously reported financial information, in order to become current in its periodic reporting requirements under the Exchange Act. Based upon the current status of the Company’s preparation of its Annual Report on Form 10-K and related audits, the Company expects to file its periodic reports covering the fiscal years 2005, 2006, 2007 and 2008 (years ended January 31, 2006, 2007, 2008 and 2009), certain quarterly reports and any prior periods required for the Company to be current in its reporting obligations, together with any restated historical financial information, by October 31, 2009.

About Ulticom, Inc.

Ulticom provides service essential signaling solutions for wireless, wireline, and Internet communications. Ulticom's products are used by leading telecommunication equipment and service providers worldwide to deploy mobility, location, payment, switching, and messaging services. Ulticom is headquartered in Mount Laurel, NJ with additional offices in the United States, Europe, and Asia.

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This Press Release contains “forward-looking statements” for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward looking statements include those related to the completion of the restatement of the Company’s financial statements, and the failure to file annual and quarterly reports on Form 10-K and Form 10-Q, respectively, in a timely manner. There can be no assurances that the results predicted in any such forward-looking statements will be achieved, and actual events or results could differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, the Company, and should not be considered as an indication of future events or results. Important factors that could cause actual results to differ materially include: the timing for the completion of the Company’s financial statements is dependent in part on the Company’s reasonable assurance that no further accounting issues that may impact the Company will be identified by its majority shareholder, Comverse Technology, Inc., during its preparation and audit of its financial statements; the results of the Company’s evaluation of revenue recognition based on the application of SOP No. 97-2 specifically relating to vendor specific objective evidence; the impact of, and ability to successfully complete, the restatement of financial statements of the Company required in connection with the completed Audit Committee investigations relating to historical option grant practices and other unrelated historical accounting practices affecting fiscal 1996 through 2004 and relating to the SOP No. 97-2 analysis; the Company’s inability to file required reports with the Securities and Exchange Commission; the risks of dealing with potential claims and proceedings that may be commenced concerning such matters; risks associated with the delisting of the Company’s shares from The NASDAQ Stock Market and the quotation of the Company’s common stock in the “Pink Sheets,” including any adverse effects related to the trading of the stock due to, among other things, the absence of market makers; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company’s stock option grants or other unrelated accounting practices, as well as any restatement of the financial statements of the Company; risks associated with the current weakness in the world economy generally and in the telecommunications industry in particular; risks associated with the development and acceptance of new products and product features; risks associated with the Company’s dependence on a limited number of customers for a significant percentage of the Company’s revenues; changes in the demand for the Company’s products; changes in capital spending among the Company’s current and prospective customers; aggressive competition that may force the Company to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with holding a large proportion of the Company’s assets in cash equivalents and short-term investments; risks associated with the Company’s products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the Company’s Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the Company’s products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the Company’s products with those of equipment manufacturers and application developers and the Company’s ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the Company’s reliance on a limited number of independent manufacturers to manufacture boards for the Company’s products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the Company’s intellectual property rights and the inappropriate use

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by others of the Company’s proprietary technology; risks associated with the Company’s ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the Company operates; and other risks described in filings with the Securities and Exchange Commission. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required by the federal securities laws.

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